Exhibit 10.1

FIRST AMENDMENT

FIRST AMENDMENT, dated as of December 21, 2004 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of May 12, 2004 (the “Credit Agreement”), among INFRASOURCE SERVICES, INC., a Delaware corporation (“Holdings”), INFRASOURCE INCORPORATED, a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), LASALLE BANK NATIONAL ASSOCIATION, as syndication agent, and BARCLAYS BANK PLC, as administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Lenders agree to amend one of the defined terms included in the Credit Agreement upon the terms and subject to the conditions set forth herein; and

WHEREAS, the Lenders have agreed to such amendment only upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, the parties hereto hereby agree as follows:

1.             Defined Terms.  Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

2.             Amendment to Section 1.1 (Defined Terms).  Section 1.1 of the Credit Agreement is hereby amended by amending the following definition to read in its entirety as follows:

“‘Consolidated Fixed Charge Coverage Ratio”:  for any period, the ratio of (a) Consolidated Adjusted EBITDA for such period less (i) the aggregate amount actually paid by the Borrower and its Subsidiaries during such period on account of Capital Expenditures (excluding the principal amount of Indebtedness incurred in connection with such expenditures), and (ii) taxes paid in cash during such period, and plus Consolidated Lease Expense for such period to (b) Consolidated Fixed Charges for such period.”

3.             Representations and Warranties.  (a)  Credit Agreement Representations and Warranties.  On and as of the date hereof, Holdings and the Borrower hereby confirm, reaffirm and restate the representations and warranties set forth in Section 4 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case Holdings and the Borrower hereby confirm, reaffirm and restate such representations and warranties as of such earlier date.

(b)           Power; Authorization; Enforceable Obligations.  Each Loan Party has the requisite corporate or other power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party, as amended, in the case of the Credit

Agreement, by this Amendment.  Each Loan Party has taken all necessary steps to authorize the execution, delivery and performance of Loan Documents to which it is a party, as amended, in the case of the Credit Agreement, by this Amendment.  The Credit Agreement, as amended by this Amendment, continues to constitute a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability maybe limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(c)           No Legal Bar.  The execution, delivery and performance of this Amendment and any other related documents will not violate any Requirement of Law or any material Contractual Obligation of any Group Member and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenue pursuant to any Requirement of Law or any such material Contractual Obligation (other than the Liens created by the Security Documents).

4.             Conditions to Effectiveness.  This Amendment shall become effective on the date upon which the Administrative Agent shall have received this Amendment, executed by the Borrower, Holdings, the Subsidiary Guarantors and the Required Lenders.

5.             Continuing Effects.  Except as expressly amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

6.             Expenses.  The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel.

7.             Counterparts.  This Amendment may be executed on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

8.             GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

INFRASOURCE INCORPORATED

By:	/s/ Terence R. Montgomery
Name:	Terence R. Montgomery
Title:	Chief Financial Officer & Senior Vice President

INFRASOURCE SERVICES, INC.

By:	/s/ Terence R. Montgomery
Name:	Terence R. Montgomery
Title:	Chief Financial Officer & Senior Vice President

BARCLAYS BANK PLC, as Administrative Agent
and as a Lender

By:	/s/ David Barton
Name:	David Barton
Title:	Manager

LASALLE BANK NATIONAL ASSOCIATION, as Syndication Agent
and as a Lender

By:	/s/ Philip R. Madsgar
Name:	Philip R. Madsgar
Title:	Vice President

INFRASOURCE INCORPORATED
FIRST AMENDMENT

Landmark CDO Limited

By:		Aladdin Capital Management, LLC,
as Manager

By:	/s/ Angela Bozorgmir
	Name:	Angela Bozorgmir
	Title:	Director

INFRASOURCE INCORPORATED
FIRST AMENDMENT

Landmark II CDO Limited

By:	Aladdin Capital Management, LLC,
as Manager

By:	/s/ Angela Bozorgmir
	Name:	Angela Bozorgmir
	Title:	Director

INFRASOURCE INCORPORATED
FIRST AMENDMENT

Landmark III CDO Limited

By:	Aladdin Capital Management, LLC,
as Manager

By:	/s/ Angela Bozorgmir
	Name:	Angela Bozorgmir
	Title:	Director

INFRASOURCE INCORPORATED
FIRST AMENDMENT

Scottsdale Insurance

By:	/s/ Thomas S. Leggett
	Name:	Thomas S. Leggett
	Title:	Associate Vice President

INFRASOURCE INCORPORATED
FIRST AMENDMENT

AMCO Insurance

By:	/s/ Thomas S. Leggett
	Name:	Thomas S. Leggett
	Title:	Associate Vice President

INFRASOURCE INCORPORATED
FIRST AMENDMENT

Nationwide Mutual Insurance Company

By:	/s/ Thomas S. Leggett
	Name:	Thomas S. Leggett
	Title:	Associate Vice President

INFRASOURCE INCORPORATED
FIRST AMENDMENT

Nationwide Life Insurance Company Separate
Account-B Retirement

By:	/s/ Thomas S. Leggett
	Name:	Thomas S. Leggett
	Title:	Associate Vice President

INFRASOURCE INCORPORATED
FIRST AMENDMENT

RZB Finance LLC

By:	/s/ Christoph Hoedl
	Name:	Christoph Hoedl
	Title:	Vice President

By:	/s/ John A. Valiska
	Name:	John A. Valiska
	Title:	Group Vice President

INFRASOURCE INCORPORATED
FIRST AMENDMENT

JPMorgan Chase Bank, N.A.

By:	/s/ Lee P. Brennan
	Name:	Lee P. Brennan
	Title:	Vice President

INFRASOURCE INCORPORATED
FIRST AMENDMENT

Wachovia Bank, National Association

By:	/s/ Stephen T. Dorosh
	Name:	Stephen T. Dorosh
	Title:	Vice President

INFRASOURCE INCORPORATED
FIRST AMENDMENT

Foothill Income Trust II, L.P.

By:		FIT II GP, LLC, its general partner

By:	/s/ Dennis R. Ascher
	Name:	Dennis R. Ascher
	Title:	Managing Member

INFRASOURCE INCORPORATED
FIRST AMENDMENT

First Trust/Four Corners Senior Floating Rate
Income Fund

By:	Four Corners Capital Management LLC,
as Sub-Adviser

By:	/s/ James A. Bowen
	Name:	James A. Bowen
	Title:	President

INFRASOURCE INCORPORATED
FIRST AMENDMENT

First Trust/Four Corners Senior Floating Rate
Income Fund II

By:	Four Corners Capital Management LLC,
as Sub-Adviser

By:	/s/ James A. Bowen
	Name:	James A. Bowen
	Title:	President

INFRASOURCE INCORPORATED
FIRST AMENDMENT

Pacifica CDO III, Ltd.

By:	/s/ Phillip Otero
	Name:	Phillip Otero
	Title:	Senior Vice President

INFRASOURCE INCORPORATED
FIRST AMENDMENT

Pacifica CDO II, Ltd.

By:	/s/ Phillip Otero
	Name:	Phillip Otero
	Title:	Senior Vice President

INFRASOURCE INCORPORATED
FIRST AMENDMENT

Apex (IDM) CDO I, Ltd.
Babson CLO Ltd. 2003-I
ELC (Cayman) Ltd. CDO Series 1999-I
ELC (Cayman) Ltd. 1999-II
ELC (Cayman) Ltd. 1999-III
ELC (Cayman) Ltd. 2000-I
Suffield CLO, Limited
Tryon CLO Ltd. 2000-I

By:		Babson Capital Management LLC
as Collateral Manager

By:	/s/ Russell D. Morrison
	Name:	Russell D. Morrison
	Title:	Managing Director

Simsbury CLO, Limited

By:	Babson Capital Management LLC under delegated
authority from Massachusetts Mutual Life
Insurance Company as Collateral Manager

By:	/s/ Russell D. Morrison
	Name:	Russell D. Morrison
	Title:	Managing Director

INFRASOURCE INCORPORATED
FIRST AMENDMENT

Seminole Funding LLC

By:	/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

INFRASOURCE INCORPORATED
FIRST AMENDMENT

Commerce Bank, N.A.

By:	/s/ Michael P. Thomson
	Name:	Michael P. Thomson
	Title:	Vice President

INFRASOURCE INCORPORATED
FIRST AMENDMENT

Foxe Basin CLO 2003, Ltd.

By:	Royal Bank of Canada as Collateral Manager

By:	/s/ Jane Lee
	Name:	Jane Lee
	Title:	Authorized Signatory

INFRASOURCE INCORPORATED
FIRST AMENDMENT

Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for Denali Capital CLO I, Ltd., or an affiliate

By:	/s/ Kelli C. Marti
	Name:	Kelli C. Marti
	Title:	Vice President

INFRASOURCE INCORPORATED
FIRST AMENDMENT

Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for Denali Capital CLO II, Ltd., or an affiliate

By:	/s/ Kelli C. Marti
	Name:	Kelli C. Marti
	Title:	Vice President

INFRASOURCE INCORPORATED
FIRST AMENDMENT

Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for Denali Capital CLO III, Ltd., or an affiliate

By:	/s/ Kelli C. Marti
	Name:	Kelli C. Marti
	Title:	Vice President

ACKNOWLEDGEMENT AND CONSENT

Each of the undersigned Subsidiary Guarantors hereby acknowledges and consents to the foregoing First Amendment.

INFRASOURCE CORPORATE SERVICES, INC.

By:	/s/ Terence R. Montgomery
Title: Senior Vice President & Treasurer

DASHIELL HOLDINGS CORPORATION

By:	/s/ Terence R. Montgomery
Title: Senior Vice President & Treasurer

DASHIELL CORPORATION

By:	/s/ Terence R. Montgomery
Title: Senior Vice President & Treasurer

DACON CORPORATION

By:	/s/ Terence R. Montgomery
Title: Senior Vice President & Treasurer

ELECTRIC SERVICES, INC.

By:	/s/ Terence R. Montgomery
Title: Senior Vice President & Treasurer

M.J. ELECTRIC, INC.

By:	/s/ Terence R. Montgomery
Title: Senior Vice President & Treasurer

BLAIR PARK SERVICES, INC.

By:	/s/ Terence R. Montgomery
Title: Senior Vice President & Treasurer

OSP CONSULTANTS, INC.
By:	/s/ Terence R. Montgomery
Title: Senior Vice President & Treasurer

INTERNATIONAL COMMUNICATIONS SERVICES, INC.

By:	/s/ Terence R. Montgomery
Title: Senior Vice President & Treasurer

OSP, INC.

By:	/s/ Terence R. Montgomery
Title: Senior Vice President & Treasurer

OSP TELCOM, INC.

By:	/s/ Terence R. Montgomery
Title: Senior Vice President & Treasurer

RJE TELECOM, INC.

By:	/s/ Terence R. Montgomery
Title: Senior Vice President & Treasurer

SUNESYS, INC.

By:	/s/ Terence R. Montgomery
Title: Senior Vice President & Treasurer

SUNESYS OF VIRGINIA, INC.

By:	/s/ Terence R. Montgomery
Title: Senior Vice President & Treasurer

CHOWNS, INC.

By:	/s/ Terence R. Montgomery
Title: Senior Vice President & Treasurer

TRINITY INDUSTRIES, INC.

By:	/s/ Terence R. Montgomery
Title: Senior Vice President & Treasurer

INFRASOURCE UNDERGROUND SERVICES, INC.

By:	/s/ Terence R. Montgomery
Title: Senior Vice President & Treasurer

INFRASOURCE UNDERGROUND POWER, INC.

By:	/s/ Terence R. Montgomery
Title: Senior Vice President & Treasurer

GAS DISTRIBUTION CONTRACTORS, INC.

By:	/s/ Terence R. Montgomery
Title: Senior Vice President & Treasurer

MECHANICAL SPECIALTIES, INCORPORATED

By:	/s/ Terence R. Montgomery
Title: Senior Vice President & Treasurer

MID-ATLANTIC PIPELINERS, INC.

By:	/s/ Terence R. Montgomery
Title: Senior Vice President & Treasurer

INFRASOURCE UNDERGROUND CONSTRUCTION SERVICES, INC.

By:	/s/ Terence R. Montgomery
Title: Senior Vice President & Treasurer

MUELLER PIPELINERS, INC.

By:	/s/ Terence R. Montgomery
Title: Senior Vice President & Treasurer

INFRASOURCE UNDERGROUND CONSTRUCTION, LLC

By:	/s/ Terence R. Montgomery
Title: Senior Vice President & Treasurer

MASLONKA & ASSOCIATES, INC.

By:	/s/ Terence R. Montgomery
Title: Senior Vice President & Treasurer

UTILITY LOCATE & MAPPING SERVICES, INC.

By:	/s/ Terence R. Montgomery
Title: Senior Vice President & Treasurer